UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    June 2, 2009

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10205 Westheimer Road, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 354-6100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2009, Jean-Paul Vettier notified Dresser-Rand Group Inc. (the “Company”) of his intention to resign as a director of the Company as a result of his appointment as the Chief Executive Officer of Petroplus Holdings AG effective September 1, 2009, and his desire to devote his full attention to his new position.  Mr. Vettier’s resignation will be effective at the conclusion of the Board’s meeting on August 21, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

	By:	/s/ Mark F. Mai
	Name:	Mark F. Mai
	Title:	Vice President, General Counsel and Secretary
Date: June 8, 2009